UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2017
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Delaware	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On June 19, 2017, Progress Software Corporation (the “Company”) reported the voting results with respect to its 2017 Annual Meeting of Stockholders held on June 15, 2017. This amendment is being filed to confirm the frequency with which the Company will hold a vote on the compensation of our named executive officers.

Section 5 - Corporate Governance and Management

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Company confirms that, in accordance with the Board of Directors’ recommendation that the Company hold an annual vote on the compensation of our named executive officers, the stockholders indicated by a majority of votes cast that they preferred an annual vote on the compensation of our named executive officers. Accordingly, the Company will hold an annual vote on the compensation of our named executive officers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017	Progress Software Corporation
	By:	/s/ Stephen H. Faberman
Stephen H. Faberman
Chief Legal Officer